DEBT
                                             STRATEGIES
                                             FUND III, INC.

                               [GRAPHIC OMITTED]

                                    STRATEGIC
                                             Performance

                                             Semi-Annual Report
                                             August 31, 2000

                         DEBT STRATEGIES FUND III, INC.

The Benefits and
Risks of
Leveraging

Debt Strategies Fund III, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will benefit from the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

                                 Debt Strategies Fund III, Inc., August 31, 2000

DEAR SHAREHOLDER

For the six-month period ended August 31, 2000, Debt Strategies Fund III, Inc.'s total investment return was -0.20%, based on a change in per share net asset value from $9.36 to $8.80, and assuming reinvestment of $0.511 per share income dividends. During the same six-month period, the net annualized yield of the Fund's Common Stock was 11.21%. Since inception (July 31, 1998) through August 31, 2000, the total investment return on the Fund's Common Stock was +9.59%, based on a change in per share net asset value from $10.00 to $8.80, and assuming reinvestment of $1.94 per share income dividends. At the end of the August period, the Fund was approximately 29% leveraged as a percentage of total assets. (For a complete explanation of the benefits and risks of leverage, see page 1 of this report to shareholders.)

Investment Approach

Debt Strategies Fund III, Inc. consists largely of high-yield bonds and participations in leveraged bank loans. The high-yield bond and bank loan markets are comprised of similar industry sectors and often contain overlapping issuers. As a result, general economic events and trends tend to move the two markets in the same direction, although bonds typically experience greater volatility than bank loans. This can be attributed to two factors. First, bank loans are typically senior secured obligations, thus generally offering investors greater principal protection than unsecured bonds. Second, bank loans are floating rate instruments whose principal value generally does not move inversely with interest rate movements, as is the case with fixed rate bonds. In the last two years, both markets have been adversely affected by the increased premium accorded to credit risk.

Market Review

Principal (or price) returns were negative in both the high-yield and leveraged loan markets over the six months ended August 31, 2000. The high-yield market, as measured by the Donaldson, Lufkin, Jenrette (DLJ) High Yield Bond Index, experienced principal depreciation of 454 basis points (4.54%). The loan market experienced almost half that decline, reporting a principal loss of 261 basis points, as measured by the DLJ Leveraged Loan Index. Throughout the period, "flight-to-quality" remained the performance theme in the high-yield market. Issues that were higher rated (securities rated BB), larger ($300 million and greater), and in sectors with stability or positive event risk (such as cable, wireless telecommunications, gaming and energy) outperformed their riskier counterparts. In contrast to the high-yield market, the bank loan market had mixed results. Both the higher-rated issues (securities rated BB) and distressed issues (securities rated CCC/CC and C) performed well, while the B-rated issues underperformed. The loan market favored the same sectors as the high-yield market.

For the last six months, the total return (principal return plus interest income earned) of the high-yield bond market was barely in positive territory as it posted a return of +0.27%, as measured by the unmanaged DLJ High Yield Bond Index. The loan market fared better and provided a total return of +2.27%, as measured by the unmanaged DLJ Leveraged Loan Index. Although a reduction in Treasury yields helped boost the performance of high-yield bonds, widening credit spreads more than offset the reduction in underlying interest rates. During the period, the ten-year Treasury yield fell from 6.41% to 5.73%, or 68 basis points, while high-yield credit spreads widened 143 basis points. This maintained a continuing market theme of the last few years whereby credit risk, as measured by the spread at which issuers' securities trade over US Treasury securities, has been a stronger force on the price of securities than the effect of the underlying changes in interest rates. Bank term loan spreads widened as well, although by only 63 basis points for B-rated issuers.

During the period, the energy, chemicals, gaming, broadcasting and wireless telecommunications sectors performed well. These industries benefited from one or more of the following characteristics: improving commodity prices, stable cash flows and robust growth prospects. However, certain sectors such as wired telecommunications, retail and metals/mining continued to experience difficulties resulting in credit deterioration and principal losses (realized and unrealized) for some of the Fund's holdings. The wired telecommunications industry underperformed because of investor nervousness about the completion of business plans of some of its operators. Retailers suffered from a lack of pricing power and an escalation of competition from e-commerce. The metals/mining industry continued to suffer through cyclical troughs in a number of commodities.

Investment Activities

At August 31, 2000, 45% of the Fund's assets were allocated to bonds and 55% to bank loans. As of August 31, 2000, most of the Fund's loans were accruing interest at a yield spread above the London Interbank Offered Rate (LIBOR), the rate that major international banks charge each other for US dollar-denominated deposits outside of the United States. LIBOR tracks very closely with other short-term interest rates in the United States, particularly the Federal Funds rate. Since the reset period on the Portfolio's floating rate investments is between 30 days-90 days, the yield on the bank loan portion of the Portfolio is likely to move in the same direction within a short period of time after any Federal Funds rate change.

We continue to maintain significant diversification across the Fund's investments. At August 31, 2000, the Fund was comprised of 146 borrowers across 43 industries. (See the "Portfolio Profile" on page 22 of this report to shareholders, which provides listings of the Fund's ten largest holdings and five largest industries as of August 31, 2000.)

Investment Strategy

Throughout the six months ended August 31, 2000, the Fund's investment philosophy remained unchanged: to invest in leveraged transactions in which borrowers have strong market shares, experienced managements, consistent cash flows and appropriate risk/reward characteristics. In addition, we look for companies with significant underlying asset and franchise value, strong capital structures and equity sponsors that support their investments. An example of a credit purchased in the last six months that demonstrates these criteria is Adelphia Communications Corporation. Adelphia Communications, through its subsidiary Century Cable Holdings LLC, issued a $1 billion institutional term loan priced at 3% over LIBOR. Adelphia Communications is one of the top five cable companies with over 1.5 million paid subscribers. Century Cable Holdings, the operating company borrower, is capitalized with $4.25 billion of equity from its parent, producing a relatively conservative debt capitalization ratio of 33%. With average industry transactions occurring at approximately $4,000 per subscriber, the intrinsic equity value of our borrower is significant with its debt per subscriber estimated at $1,350. The loan also has several covenants in the credit agreement to protect the integrity of the credit. We believe assets such as Adelphia Communications will lessen the volatility in the Fund and are likely to consistently generate solid income.

Market Outlook

Compared with the pace of a year ago, the current environment's leveraged loan and high-yield bond issuance has been limited. Investors have been very selective, and transactions that are successfully issued are well structured and attractively priced. This activity reflects the three large themes--liquidity risk, default risk and monetary policy risk--that are affecting the market.

As for the liquidity risk of leveraged finance, retail mutual funds are playing a significantly reduced role in absorbing the supply of leveraged loan and high-yield new issuance, as a result of continued outflows in mutual funds of these asset classes. Over $7 billion in assets have exited these retail mutual funds thus far in 2000. However, some of the weakness in retail inflows was offset by more than $17 billion of structured product issuance, which is targeted at institutional investors. With new ramp-up institutional activity being the marginal buyer in the markets, these vehicles take on much of the new issuance, as well as purchase much of the good quality credits in secondary trading. Because of the small per-issue appetite of a typical structured product and the diversification requirements that it has, the leveraged finance market has some breadth, but little depth.


                                     2 & 3

                                 Debt Strategies Fund III, Inc., August 31, 2000

At the same time, and as we mentioned in our last report to shareholders, ever since the Russian default crisis in the late summer of 1998, the volatility of the leveraged loan and high-yield markets has continued to increase from historical norms. A contributing influence on the elevated risk premium being levied on the leveraged markets is that investors have tolerance for only a limited number of credit rating downgrades and defaults. When a borrower reports weaker-than-expected results, investors attempt to sell immediately to avoid any potential impairment. If a borrower's ability to repay its debts (as perceived by the marketplace) drops precipitously, or if there is no liquidity during its slide downward, investors are forced to sell at low recovery rates. This heightened sensitivity creates opportunities because decisions sometimes are based not on credit fundamentals but on a more reactionary basis. Nevertheless, these circumstances result in increased trading activity, and hence volatility, as everyone often tries to reach the exit first when investors sense a potential problem.

Related to this factor is the incidence of issuers in payment default. Defaults increased in 1999 and some sectors continue to struggle despite the resilient strength of the domestic economy. For example, the automotive parts, healthcare, movie theater and textile sectors have a number of transactions outstanding in our market that have materially underperformed since origination. The transactions were well capitalized when originally structured, but cash flow dropped or did not grow to a sufficient level to support the existing balance sheets. Affected by these downgrades, investors scrutinize any news with a jaded view, creating trading activity before news has been digested and exacerbating volatility.

As of August 31, 2000, the trailing 12-month high-yield market default rate was 4.8% (dollar-weighted), as measured by Moody's Investor Services, Inc. In recent months, these figures have shown some encouraging signs as the default rate has sequentially decreased from 7.0% to 6.7% for the May-June 2000 period, from 6.7% to 5.7% for the June-July 2000 period, and then again from 5.7% to 4.8% for the July-August 2000 period. If this trend were to continue, much of the default risk fears that hang over the leveraged finance market could ease.

At the same time, monetary policy risk seems lower. The economic outlook is turning increasingly favorable as the Federal Reserve Board seems to have engineered a somewhat less torrid pace for the economy, while "new economy"-driven productivity gains have helped keep inflation at acceptable levels. Investors seem to accept that the economy could grow at a sustainable rate of 4% or more without price pressures. Therefore, most market observers conclude that the string of Federal Reserve Board tightenings has neared its conclusion. With the economy likely having avoided a hard landing and little inflation appearing because of the Federal Reserve Board's actions to date, the prospects for leveraged credits should be good.

Two factors on the horizon that could alter these views include the price of oil and the US presidential election. Oil prices currently reflect low inventories and some holdback on the part of producers from increasing production to the higher levels that the market may have desired. Investor fears are that any further increase in prices could work their way into core inflation. Separately, the election, and its resulting impact on taxes and spending issues, leaves many investors with some uncertainty regarding future fiscal policy.

In Conclusion

The high-yield bond and loan markets continue to experience above average volatility as investors remain wary of higher defaults, mutual fund redemptions, the general level of interest rates and a lack of liquidity in the dealer community. We are confident in the Federal Reserve Board's ability to avoid an economic "hard landing," which is a positive for the entire leveraged finance asset class. Furthermore, we believe there will be a moderation in the market default rate as aggressive transactions underwritten in the past few years and sectors such as healthcare negatively affected by specific factors are restructured and exit the system. If general fundamentals improve, and with market yields at near all-time highs, we would expect the leveraged finance markets to strengthen over the next 12 months. Notwithstanding the expectation of better market conditions ahead, we continue to be conservative in our purchasing decisions, focusing on large issuers that are well capitalized in selective industries.

We thank you for your investment in Debt Strategies Fund III, Inc.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Richard C. Kilbride

Richard C. Kilbride
Vice President and
Co-Portfolio Manager


/s/ Gilles Marchand

Gilles Marchand
Vice President and
Co-Portfolio Manager

October 4, 2000

In early December 2000, pending shareholder approval, Debt Strategies Fund, Inc. and Debt Strategies Fund III, Inc. will be acquired by Debt Strategies Fund II, Inc. in exchange for newly issued shares of Debt Strategies Fund II, Inc. Upon completion of the reorganization, the Fund will be known as Debt Strategies Fund, Inc. The three Funds have a similar investment objective: to seek current income by investing primarily in a diversified portfolio of US companies' debt instruments, including corporate loans, which are rated in the lower rating categories of one of the major rating services.


                                     4 & 5

                                 Debt Strategies Fund III, Inc., August 31, 2000

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                          S&P    Moody's       Face
INDUSTRIES              Rating   Rating       Amount                    Corporate Debt Obligations                         Value
==================================================================================================================================
Advertising--1.1%        B        B2       $1,000,000   Adams Outdoor Advertising Inc., 10.75% due 3/15/2006          $  1,030,000
==================================================================================================================================
Air Transport--0.5%      NR*      NR*         488,730   Gemini Air Cargo, Term A, due 8/12/2005 (a)                        487,966
==================================================================================================================================
Aircraft & Parts--0.6%   B-       B3          500,000   Argo-Tech Corporation, 8.625% due 10/01/2007                       400,000
                         CCC      Caa3      1,000,000   Compass Aerospace Corp., 10.125% due 4/15/2005                     147,500
                                                                                                                      ------------
                                                                                                                           547,500
==================================================================================================================================
Amusement &                                             AMC Entertainment Inc.:
Recreational             CCC+     Caa3        250,000    9.50% due 3/15/2009 (c)                                            88,750
Services--0.8%           CCC+     Caa3        200,000    9.50% due 2/01/2011                                                71,000
                         D        C           200,000  +Carmike Cinemas Inc., 9.375% due 2/01/2009                          44,000
                         B-       B3          500,000   Hollywood Entertainment, 10.625% due 8/15/2004 (c)                 395,000
                         B        Caa2        500,000   Loews Cineplex Entertainment, 8.875% due 8/01/2008                 165,000
                                                                                                                      ------------
                                                                                                                           763,750
==================================================================================================================================
Apparel--0.7%            NR*      NR*         666,668   CS Brooks Canada, Inc., Term, due 6/25/2006 (a)                    661,668
==================================================================================================================================
Automotive               B+       B2          750,000   American Axle and Manufacturing Inc., 9.75% due 3/01/2009          740,625
Equipment--3.6%          BB-      Ba3       1,455,000   Collins & Aikman Corp., Term C, due 12/31/2005 (a)               1,440,905
                         B        B2          500,000   Group 1 Automotive Inc., 10.875% due 3/01/2009                     465,000
                         NR*      Caa2      2,000,000  +Key Plastics, Inc., 10.25% due 3/15/2007                           200,000
                         CCC+     Caa2        400,000   Special Devices Inc., 11.375% due 12/15/2008                       154,000
                         B+       B2          375,000   Tenneco Automotive Inc., 11.625% due 10/15/2009                    322,500
                         B-       B3          250,000   Venture Holdings Trust, 12% due 6/01/2009                          167,500
                                                                                                                      ------------
                                                                                                                         3,490,530
==================================================================================================================================
Broadcast--Radio &       B        B2        3,260,000   Ackerley Group Inc., 9% due 1/15/2009                            3,080,700
Television--9.9%         NR*      NR*       1,000,000   Bahakel Communications, Term B, due 6/30/2008 (a)                1,000,000
                         B        B1        1,500,000   Benedek Broadcasting Corporation, Term, due 11/20/2007 (a)       1,495,312
                         B-       B3          300,000   Citadel Broadcasting Company, 9.25% due 11/15/2008                 301,500
                         NR*      NR*         800,000   Gocom Communications, Term B, due 12/31/2007 (a)                   800,000
                         NR*      Caa1      2,800,000   Radio Unica Corp., 11.75% due 8/01/2006 (b)                      1,932,000
                         CCC+     NR*         600,000   Sirius Satellite, 14.50% due 5/15/2009                             529,500
                         B-       B3          450,000   Spanish Broadcasting System, 9.625% due 11/01/2009                 447,750
                                                                                                                      ------------
                                                                                                                         9,586,762
==================================================================================================================================
Building &               B-       B2          325,000   Webb (Del E.) Corp., 10.25% due 2/15/2010                          310,375
Construction--0.3%
==================================================================================================================================
Building                 B        B3        1,050,000   Amatek Industries, 12% due 2/15/2008                               913,500
Materials--2.2%          B-       B3          625,000   Formica Corporation, 10.875% due 3/01/2009                         375,000
                         B        B2          900,000   Republic Group Inc., 9.50% due 7/15/2008                           900,000
                                                                                                                      ------------
                                                                                                                         2,188,500
==================================================================================================================================
Business                 B-       Caa1      1,875,000   Muzak Holdings LLC, 13% due 3/15/2010 (b)                        1,050,000
Services--1.1%
==================================================================================================================================
Cable--15.3%             NR*      NR*       1,000,000   Century Cable, Term, due 6/30/2009 (a)                           1,001,750
                                                        Charter Communications Holdings LLC:
                         B+       B2          500,000    8.625% due 4/01/2009                                              456,250
                         NR*      NR*       1,500,000    Term, due 9/18/2008 (a)                                         1,494,687
                                                        Classic Cable Inc.:
                         B-       B3          250,000    9.375% due 8/01/2009                                              196,250
                         B-       B3          575,000    10.50% due 3/01/2010                                              480,125
                         B        B3        3,500,000   Coaxial Communications/Phoenix, 10% due 8/15/2006                3,447,500
                         CCC+     Caa1      2,000,000   Coaxial LLC, 11.864% due 8/15/2008 (b)                           1,350,000
                                                        Echostar DBS Corporation:
                         B        B2          200,000    9.25% due 2/01/2006                                               198,000
                         B        B2          800,000    9.375% due 2/01/2009                                              793,000
                         CCC-     B3          750,000   Golden Sky Systems, 12.375% due 8/01/2006                          825,000
                         B+       B1          500,000   Insight Midwest, 9.75% due 10/01/2009                              502,500
                         NR*      NR*       1,250,000   Mallard Cablevision LLC, Term B, due 9/30/2008 (a)               1,246,875
                                                        Pegasus Communications:
                         CCC+     B3          250,000    9.75% due 12/01/2006                                              248,750
                         B+       B1          500,000    Term, due 4/30/2005 (a)                                           501,666
                         B-       B3          500,000   RCN Corporation, 10.125% due 1/15/2010                             400,000
                                                        Telewest Communications PLC:
                         B+       B1        1,000,000    11.25% due 11/01/2008                                             995,000
                         B+       B1          700,000    9.875% due 2/01/2010 (c)                                          666,750
                                                                                                                      ------------
                                                                                                                        14,804,103
==================================================================================================================================
Chemicals--8.2%          BBB-     Baa3      1,000,000   Equistar Chemicals LP, 8.75% due 2/15/2009                         977,920
                                                        Huntsman Corp./ICI Chemical (a):
                         BB       Ba3         742,500    Term B, due 6/30/2007                                             748,340
                         BB       Ba3         742,500    Term C, due 6/30/2008                                             748,340
                         BB       Ba2       1,141,325   Huntsman Corporation, Term, due 12/31/2002 (a)                   1,118,499
                         NR*      Ba3       2,962,500   Lyondell Petrochemical Co., Term E, due 5/17/2006 (a)            3,070,436
                         B        B2        1,926,628   Pioneer America's Acquisition Corp., Term, due 12/05/2006 (a)    1,261,941
                                                                                                                      ------------
                                                                                                                         7,925,476
==================================================================================================================================


                                     6 & 7

                                 Debt Strategies Fund III, Inc., August 31, 2000

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                          S&P    Moody's       Face
INDUSTRIES              Rating   Rating       Amount                    Corporate Debt Obligations                         Value
==================================================================================================================================
Computer-Related         NR*      NR*      $2,191,482   Bridge Information Systems, Term B, due 5/29/2005 (a)         $  1,786,058
Services--1.8%
==================================================================================================================================
Consumer                 BB-      Ba3         350,362   Burhmann NV, Term B, due 10/26/2007 (a)                            351,488
Products--0.6%           B+       B2          250,000   Evenflo Company Inc., 11.75% due 8/15/2006                         248,125
                                                                                                                      ------------
                                                                                                                           599,613
==================================================================================================================================
Drilling--6.8%           BB-      Ba3       3,000,000   Cliffs Drilling, 10.25% due 5/15/2003                            3,105,000
                         B+       B1        1,480,768   Key Energy Group, Inc., Term B, due 9/14/2004 (a)                1,484,239
                         B+       B1          500,000   Parker Drilling Co., 9.75% due 11/15/2006                          501,250
                         BB-      Ba3       1,300,000   R&B Falcon Corp., 11.375% due 3/15/2009                          1,482,000
                                                                                                                      ------------
                                                                                                                         6,572,489
==================================================================================================================================
Drug/Proprietary                                        SDM Corporation (a):
Stores--0.5%             BB       Ba3         250,000    Term C, due 2/04/2008                                             250,759
                         BB       Ba3         250,000    Term E, due 2/04/2009                                             250,759
                                                                                                                      ------------
                                                                                                                           501,518
==================================================================================================================================
Electronics/Electronic   B        B2          775,000   Advanced Glassfiber Yarn, 9.875% due 1/15/2009                     688,781
Components--3.1%         B        B1          300,000   Filtronic PLC, 10% due 12/01/2005                                  273,000
                         B+       B3          995,000   High Voltage Engineering, 10.50% due 8/15/2004                     686,550
                         B1       NR*       1,329,999   Trend Technologies, Inc., Term, due 2/28/2007 (a)                1,316,699
                                                                                                                      ------------
                                                                                                                         2,965,030
==================================================================================================================================
Energy--2.8%             B        B1          500,000   Belco Oil & Gas Corp., 8.875% due 9/15/2007                        472,500
                         B        B2          500,000   Canadian Forest Oil Ltd., 8.75% due 9/15/2007                      490,000
                         B        B2          500,000   Chesapeake Energy Corp., 9.625% due 5/01/2005                      503,125
                         B-       Caa1        675,000   Energy Corp. of America, 9.50% due 5/15/2007                       492,750
                         B        B2          250,000   Forest Oil Corporation, 10.50% due 1/15/2006                       260,937
                         B+       B1          500,000   Nuevo Energy Company, 9.50% due 6/01/2008                          502,500
                                                                                                                      ------------
                                                                                                                         2,721,812
==================================================================================================================================
Environmental                                           URS Corporation (a):
Services--1.0%           BB       Ba3         495,000    Term B, due 6/09/2006                                             496,238
                         BB       Ba3         495,000    Term C, due 6/09/2007                                             496,238
                                                                                                                      ------------
                                                                                                                           992,476
==================================================================================================================================
Financial                NR*      Ba3         900,000   Sovereign Bankcorp, Term, due 11/17/2003 (a)                       903,375
Services--0.9%
==================================================================================================================================
Food & Kindred           B-       B3          500,000   Luigino's Inc., 10% due 2/01/2006                                  395,000
Products--1.4%           B        B2        1,000,000   SC International Services, Inc., 9.25% due 9/01/2007               960,000
                                                                                                                      ------------
                                                                                                                         1,355,000
==================================================================================================================================
Forest Products--        B+       B2          500,000   Millar Western Forest, 9.875% due 5/15/2008                        495,000
0.5%
==================================================================================================================================
Gaming--5.3%             B-       B3          300,000   Coast Hotels & Casino, 9.50% due 4/01/2009                         294,000
                         B        B1          500,000   Eldorado Resorts LLC, 10.50% due 8/15/2006                         495,000
                         B        B2        1,000,000   Harvey Casino Resorts, 10.625% due 6/01/2006                     1,030,000
                                                        Hollywood Park Inc.:
                         B        B2          250,000    9.25% due 2/15/2007                                               255,625
                         B        B2          250,000    9.50% due 8/01/2007                                               255,625
                         B+       B2          300,000   Horseshoe Gaming Holdings, 8.625% due 5/15/2009                    291,750
                         B+       B2          300,000   Horseshoe Gaming LLC, 9.375% due 6/15/2007                         300,000
                                                        Isle of Capri Casinos, Inc.:
                         B        B2        1,040,000    8.75% due 4/15/2009                                               975,000
                         BB       Ba2         532,000    Term B, due 3/01/2006 (a)                                         535,034
                         BB       Ba2         465,500    Term C, due 3/01/2007 (a)                                         468,155
                         B-       B3          375,000   Trump Atlantic City Associates/Funding Inc.,
                                                        11.25% due 5/01/2006                                               251,250
                                                                                                                      ------------
                                                                                                                         5,151,439
==================================================================================================================================
Hotels &                 B-       B2          500,000   Extended Stay America, 9.15% due 3/15/2008                         460,000
Motels--5.6%             BB       Ba2       1,000,000   HMH Properties, Inc., 8.45% due 12/01/2008                         968,750
                         NR*      Ba1       1,000,000   Starwood Hotels & Resorts Trust, Term II, due 2/23/2003 (a)      1,002,500
                                                        Wyndham International, Inc., Term (a):
                         NR*      NR*       1,000,000    due 6/30/2004                                                     997,778
                         NR*      NR*       2,000,000    due 6/30/2006                                                   1,970,500
                                                                                                                      ------------
                                                                                                                         5,399,528
==================================================================================================================================
Industrial               B+       B2          350,000   Building One Services, 10.50% due 5/01/2009 (c)                    306,250
Services--0.3%
==================================================================================================================================
Insurance--0.6%          B+       Ba3         600,000   Willis Corroon Corporation, 9% due 2/01/2009                       546,000
==================================================================================================================================
Leasing & Rental         B        B3          250,000   National Equipment Services, 10% due 11/30/2004                    200,000
Services--1.8%           BB-      B1        2,000,000   Neff Corp., 10.25% due 6/01/2008                                 1,100,000
                         B-       B3          500,000   Penhall International, 12% due 8/01/2006                           487,500
                                                                                                                      ------------
                                                                                                                         1,787,500
==================================================================================================================================


                                     8 & 9

                                 Debt Strategies Fund III, Inc., August 31, 2000

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                          S&P    Moody's       Face
INDUSTRIES              Rating   Rating       Amount                    Corporate Debt Obligations                         Value
==================================================================================================================================
Manufacturing--4.2%      B+       NR*      $  500,000   Citation Corporation, Term B, due 12/01/2007 (a)              $    493,125
                         NR*      NR*       1,969,912   Environmental Systems Product, Inc., Term B, due
                                                        9/30/2005 (a)                                                      992,343
                         B-       B2          475,000   Fairfield Manufacturing Company Inc., 9.625% due 10/15/2008        403,750
                         NR*      NR*       1,990,000   Metokote Corp., Term B, due 11/02/2005 (a)                       1,994,975
                         D        Ca          500,000  +Morris Materials Handling, 9.50% due 4/01/2008                      28,750
                         B-       B3          300,000   Russell-Stanley Holding Inc., 10.875% due 2/15/2009                141,375
                                                                                                                      ------------
                                                                                                                         4,054,318
==================================================================================================================================
Medical                  B+       B1        1,671,445   Alaris Medical Systems Inc., Term D, due 5/01/2005 (a)           1,665,177
Equipment--3.7%          B+       B1        1,990,000   Hanger Orthopedic Group, Inc., Term B, due 12/30/2006 (a)        1,900,450
                                                                                                                      ------------
                                                                                                                         3,565,627
==================================================================================================================================
Metals &                 CCC+     B3          960,000   AEI Resources, Term B, due 12/31/2004 (a)                          864,000
Mining--4.5%             BB-      B2          500,000   Golden Northwest Aluminum, 12% due 12/15/2006                      510,000
                         BB-      B1        3,000,000   Ormet Corporation, Term, due 8/15/2008 (a)                       2,992,500
                                                                                                                      ------------
                                                                                                                         4,366,500
==================================================================================================================================
Online Services--0.3%    B-       B3          300,000   PSINet Inc., 11% due 8/01/2009                                     259,125
==================================================================================================================================
Packaging--0.6%          B-       Caa1        250,000   Consumers Packaging Inc., 9.75% due 2/01/2007                       62,500
                         B+       B2          500,000   Packaging Corporation of America, 9.625% due 4/01/2009             512,500
                                                                                                                      ------------
                                                                                                                           575,000
==================================================================================================================================
Paging--0.1%             CCC+     B3          100,000   Metrocall Inc., 11% due 9/15/2008 (c)                               72,000
==================================================================================================================================
Paper--10.8%             NR*      NR*       1,975,000   Cellular Tissue Holdings, Inc., Term C, due 3/24/2005 (a)        1,896,000
                         BB       B1          450,000   Norampac Inc., 9.50% due 2/01/2008                                 455,625
                         BB       Ba2       1,980,000   Pacifica Papers Inc., Term B, due 3/12/2006 (a)                  1,989,900
                         NR*      B2        3,000,000   Repap New Brunswick, Inc., Term B, due 6/01/2004 (a)             2,947,500
                                                        Stone Container Corporation (a):
                         B+       Ba3       1,193,739    Term F, due 12/31/2005                                          1,197,003
                         B+       Ba3         894,444    Term G, due 12/31/2006                                            894,924
                         B+       Ba3       1,074,000    Term H, due 12/31/2007                                          1,074,576
                                                                                                                      ------------
                                                                                                                        10,455,528
==================================================================================================================================
Petroleum                NR*      Ba3       2,000,000   Clark Refining & Marketing, Inc., Term, due 11/15/2004 (a)       1,653,334
Refineries--1.7%
==================================================================================================================================
Printing &               BBB-     Baa3        250,000   World Color Press Inc., 8.375% due 11/15/2008                      243,118
Publishing--0.2%
==================================================================================================================================
Property                 NR*      Ba3         500,000   NRT Incorporated, Term, due 7/31/2004 (a)                          496,875
Management--2.4%         B        Caa1      1,980,000   Prison Realty, Term C, due 12/31/2002 (a)                        1,752,300
                         B        Caa1        150,000   Prison Realty Trust Inc., 12% due 6/01/2006                        125,250
                                                                                                                      ------------
                                                                                                                         2,374,425
==================================================================================================================================
Restaurants &                                           Domino & Bluefence (a):
Food Service--1.0%       B+       B1          485,601    Term B, due 12/21/2006                                            487,786
                         B+       B1          486,362    Term C, due 12/21/2007                                            488,591
                                                                                                                      ------------
                                                                                                                           976,377
==================================================================================================================================
Tower Construction       BB-      B1        1,000,000   American Towers, Inc., Term B, due 12/30/2007 (a)                1,005,568
& Leasing--2.2%          B        B1          150,000   Crown Castle International Corporation, 9% due 5/15/2011           143,250
                         NR*      NR*       1,000,000   Spectrasite Communications, Term B, due 6/30/2006 (a)            1,002,250
                                                                                                                      ------------
                                                                                                                         2,151,068
==================================================================================================================================
Utilities--3.2%          BB+      Ba2       3,071,542   TNP Enterprises, Inc., Term, due 6/30/2006 (a)                   3,084,980
==================================================================================================================================
Waste                    BB-      B3        1,300,000   Norcal Waste Systems, 13.50% due 11/15/2005                      1,366,625
Management--1.7%         D        Ca          300,000  +Safety-Kleen Corporation, 9.25% due 5/15/2009                        6,000
                         B        B3          250,000   Stericycle Inc., 12.375% due 11/15/2009                            260,000
                                                                                                                      ------------
                                                                                                                         1,632,625
==================================================================================================================================
Wired                    B+       B2          400,000   Call-Net Enterprises Inc., 9.375% due 5/15/2009                    236,000
Telecommunications--     B        B3          775,000   Caprock Communications Corporation, 11.50% due 5/01/2009           480,500
6.0%                     BBB-     Ba1         500,000   Global Crossing Holdings Ltd., Term B, due 6/30/2006 (a)           502,902
                         B-       Caa1        925,000   Global Telesystems Group, 9.875% due 2/15/2005                     552,687
                         B        B3          120,000   Hermes Europe RailTel BV, 10.375% due 1/15/2009                     76,800
                         B        B2          750,000   Intermedia Communications Inc., 9.50% due 3/01/2009                608,437
                         B+       B2          250,000   Metromedia Fiber Network, 10% due 11/15/2008                       246,250
                         B+       B2          300,000   Netia Holdings II BV, 13.125% due 6/15/2009                        285,000
                         B        B2        2,000,000   Nextlink Communications Inc., 12.25% due 6/01/2009 (b)           1,200,000
                         B-       B3          500,000   Primus Telecommunications Group, 11.25% due 1/15/2009              315,000
                         B-       B2          400,000   RSL Communications PLC, 9.875% due 11/15/2009                      100,000
                         B-       B3          200,000   Versatel Telecom BV, 11.875% due 7/15/2009 (c)                     180,000
                                                        Williams Communications Group Inc.:
                         BB-      B2          250,000    10.70% due 10/01/2007                                             242,187
                         BB-      B2          250,000    10.875% due 10/01/2009                                            240,937
                                                        Worldwide Fiber Inc.:
                         B+       B3          360,000    12.50% due 12/15/2005                                             342,000
                         B+       B3          200,000    12% due 8/01/2009                                                 180,000
                                                                                                                      ------------
                                                                                                                         5,788,700
==================================================================================================================================


                                    10 & 11

                                 Debt Strategies Fund III, Inc., August 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                          S&P    Moody's       Face
INDUSTRIES              Rating   Rating       Amount                    Corporate Debt Obligations                         Value
==================================================================================================================================
Wireless                                                Dolphin Telecom PLC (b):
Telecommunications--     CCC      Caa2     $  250,000    11.50% due 6/01/2008                                         $     55,000
11.0%                    CCC      Caa2        330,000    14% due 5/15/2009                                                  66,000
                         B-       B3          400,000   Microcell Telecommunications, 12% due 6/01/2009 (b)                290,000
                                                        Nextel Communications, Inc. (a):
                         BB-      Ba2       1,500,000    Term B, due 6/30/2008                                           1,508,126
                         BB-      Ba2       1,500,000    Term C, due 12/31/2008                                          1,508,126
                         BB-      Ba2       1,856,085    Term D, due 3/31/2009                                           1,848,492
                         B+       B2          200,000   PTC International Finance II SA, 11.25% due 12/01/2009             203,000
                         NR*      NR*       2,000,000   PowerTel PCS, Inc., Term B, due 2/06/2003 (a)                    1,998,750
                                                        Rural Cellular (a):
                         B+       B1          250,000    Term B, due 10/03/2008                                            249,922
                         B+       B1          250,000    Term C, due 4/03/2009                                             249,922
                         CCC+     Caa1        650,000   Telesystem International Wireless Inc., 13.25% due
                                                        6/30/2007 (b)                                                      422,500
                         NR*      B2        1,000,000   Tritel Holdings, Term B, due 12/31/2007 (a)                      1,003,000
                         B-       B2          250,000   VoiceStream Wireless Company, 10.375% due 11/15/2009               270,000
                         B+       B1        1,000,000   VoiceStream PCS Holdings Corp., Term B, due 1/15/2009 (a)          996,667
                                                                                                                      ------------
                                                                                                                        10,669,505
==================================================================================================================================
                                                        Total Investments in Corporate Debt Obligations
                                                        (Cost--$139,096,782)--130.9%                                   126,851,948
==================================================================================================================================

                                              Shares
                                               Held                          Stocks & Warrants
==================================================================================================================================
Broadcast--Radio &                              1,800   Sirius Satellite (Warrants) (c)(e)                                 176,400
Television--0.2%
==================================================================================================================================
Energy--0.7%                                   28,133   Forcenergy Inc.                                                    680,467
==================================================================================================================================
Tower Construction                              2,490   Crown Castle International Corporation (Preferred) (d)           2,471,240
& Leasing--2.6%
==================================================================================================================================
Wireless                                        1,000   Centaur Funding Corp. (Preferred)                                1,009,690
Telecommunications--                              568   Dobson Communications (Preferred) (d)                              558,060
1.6%                                                                                                                  ------------
                                                                                                                         1,567,750
==================================================================================================================================
                                                        Total Investments in Stocks & Warrants
                                                        (Cost--$4,540,454)--5.1%                                         4,895,857
==================================================================================================================================

                                               Face
                                              Amount                       Short-Term Securities
==================================================================================================================================
Commercial Paper**--                      $ 1,048,000   Autoliv ASP Inc., 6.78% due 9/01/2000                            1,048,000
1.1%
==================================================================================================================================
                                                        Total Investments in Short-Term Securities
                                                        (Cost--$1,048,000)--1.1%                                         1,048,000
==================================================================================================================================
                                                        Total Investments (Cost--$144,685,236)--137.1%                 132,795,805
                                                        Liabilities in Excess of Other Assets--(37.1%)                 (35,906,261)
                                                                                                                      ------------
                                                        Net Assets--100.0%                                            $ 96,889,544
                                                                                                                      ============
==================================================================================================================================

(a) Floating or Variable Rate Corporate Debt--The interest rates on floating or variable rate corporate debt are subject to change periodically based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate) or in some cases, another base lending rate. Corporate loans represent 72.4% of the Fund's net assets.
(b) Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d) Represents a pay-in-kind security which may pay interest/dividends in additional face amount/shares.
(e) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
*     Not Rated.
** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
+     Non-income producing security.

      See Notes to Financial Statements.


                                    12 & 13

                                 Debt Strategies Fund III, Inc., August 31, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of August 31, 2000
==============================================================================================================
Assets:        Investments, at value (identified cost--$144,685,236) .........                   $ 132,795,805
               Cash ..........................................................                         217,104
               Receivables:
                 Interest ....................................................   $   2,397,450
                 Securities sold .............................................         810,042
                 Principal paydowns ..........................................         179,948
                 Dividends ...................................................          76,337       3,463,777
                                                                                 -------------
               Prepaid expenses and other assets .............................                          35,272
                                                                                                 -------------
               Total assets ..................................................                     136,511,958
                                                                                                 -------------
==============================================================================================================
Liabilities:   Loans .........................................................                      39,000,000
               Payables:
                 Interest on loans ...........................................         209,361
                 Dividends to shareholders ...................................         173,708
                 Securities purchased ........................................          76,337
                 Investment adviser ..........................................          55,596
                 Commitment fees .............................................           9,440         524,442
                                                                                 -------------
               Accrued expenses and other liabilities ........................                          97,972
                                                                                                 -------------
               Total liabilities .............................................                      39,622,414
                                                                                                 -------------
==============================================================================================================
Net Assets:    Net assets ....................................................                   $  96,889,544
                                                                                                 =============
==============================================================================================================
Capital:       Common Stock, $.10 par value, 200,000,000 shares authorized ...                   $   1,101,000
               Paid-in capital in excess of par ..............................                     108,740,136
               Undistributed investment income--net ..........................                         920,829
               Accumulated realized capital losses on investments--net .......                      (1,982,990)
               Unrealized depreciation on investments--net ...................                     (11,889,431)
                                                                                                 -------------
               Total--Equivalent to $8.80 per share based on 11,010,000 shares
               of capital stock outstanding (market price--$8.4375) ..........                   $  96,889,544
                                                                                                 =============
==============================================================================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                        For the Six Months Ended August 31, 2000
=========================================================================================================
Investment Income:      Interest and discount earned ........................                 $ 7,166,363
                        Dividends ...........................................                     258,286
                        Facility and other fees .............................                      44,721
                                                                                              -----------
                        Total income ........................................                   7,469,370
                                                                                              -----------
=========================================================================================================
Expenses:               Loan interest expense ...............................   $ 1,422,390
                        Investment advisory fees ............................       422,405
                        Accounting services .................................        52,766
                        Professional fees ...................................        30,387
                        Borrowing costs .....................................        28,857
                        Transfer agent fees .................................        12,859
                        Directors' fees and expenses ........................        11,967
                        Printing and shareholder reports ....................        10,820
                        Listing fees ........................................         8,459
                        Custodian fees ......................................         6,868
                        Pricing services ....................................         4,779
                        Other ...............................................           320
                                                                                -----------
                        Total expenses ......................................                   2,012,877
                                                                                              -----------
                        Investment income--net ..............................                   5,456,493
                                                                                              -----------
=========================================================================================================
Realized & Unrealized   Realized loss on investments--net ...................                     (77,727)
Loss on                 Change in unrealized depreciation on investments--net                  (5,944,934)
Investments--Net:                                                                             -----------
                        Net Decrease in Net Assets Resulting from Operations ...              $  (566,168)
                                                                                              ===========
=========================================================================================================

See Notes to Financial Statements.


                                    14 & 15

                                 Debt Strategies Fund III, Inc., August 31, 2000

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           For the Six          For the
                                                                                          Months Ended        Year Ended
                                                                                           August 31,        February 29,
                Increase (Decrease) in Net Assets:                                            2000               2000
=========================================================================================================================
Operations:     Investment income--net .............................................     $   5,456,493      $  11,671,088
                Realized loss on investments and foreign currency transactions--net            (77,727)        (1,825,285)
                Change in unrealized appreciation/depreciation on investments
                and foreign currency transactions--net .............................        (5,944,934)        (6,098,797)
                                                                                         -------------      -------------
                Net increase (decrease) in net assets resulting from operations ....          (566,168)         3,747,006
                                                                                         -------------      -------------
=========================================================================================================================
Dividends to    Dividends to shareholders from investment income--net ..............        (5,623,710)       (11,361,428)
Shareholders:                                                                            -------------      -------------
=========================================================================================================================
Capital Share   Net increase in net assets resulting from capital share transactions                --             36,136
Transactions:                                                                            -------------      -------------
=========================================================================================================================
Net Assets:     Total decrease in net assets .......................................        (6,189,878)        (7,578,286)
                Beginning of period ................................................       103,079,422        110,657,708
                                                                                         -------------      -------------
                End of period* .....................................................     $  96,889,544      $ 103,079,422
                                                                                         =============      =============
=========================================================================================================================
               * Undistributed investment income--net ..............................     $     920,829      $   1,088,046
                                                                                         =============      =============
=========================================================================================================================

See Notes to Financial Statements.

STATEMENT OF CASH FLOWS

                         For the Six Months Ended August 31, 2000
=======================================================================================================
Cash Provided by         Net decrease in net assets resulting from operations ........     $   (566,168)
Operating Activities:    Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                           Decrease in receivables ...................................          276,846
                           Increase in other liabilities .............................       (1,194,234)
                           Realized and unrealized gain on investments and foreign
                           currency transactions--net ................................        6,022,661
                           Amortization of discount ..................................         (601,412)
                                                                                           ------------
                         Net cash provided by operating activities ...................        3,937,693
                                                                                           ------------
=======================================================================================================
Cash Used for            Proceeds from sales of long-term investments ................       20,242,492
Investing Activities:    Purchases of long-term investments ..........................      (19,800,076)
                         Purchases of short-term investments .........................      (68,285,344)
                         Proceeds from sales and maturities of short-term investments        67,804,000
                                                                                           ------------
                         Net cash used for investing activities ......................          (38,928)
                                                                                           ------------
=======================================================================================================
Cash Used for            Cash receipts from borrowings ...............................       20,500,000
Financing Activities:    Cash payments on borrowings .................................      (18,500,000)
                         Dividends paid to shareholders ..............................       (5,681,661)
                                                                                           ------------
                         Net cash used for financing activities ......................       (3,681,661)
                                                                                           ------------
=======================================================================================================
Cash:                    Net increase in cash ........................................          217,104
                         Cash at beginning of period .................................                0
                                                                                           ------------
                         Cash at end of period .......................................     $    217,104
                                                                                           ============
=======================================================================================================
Cash Flow                Cash paid for interest ......................................     $  1,638,217
Information:                                                                               ============
=======================================================================================================

See Notes to Financial Statements.


                                    16 & 17

                                 Debt Strategies Fund III, Inc., August 31, 2000

FINANCIAL HIGHLIGHTS

                    The following per share data and ratios have been derived      For the Six         For the     For the Period
                    from information provided in the financial statements.         Months Ended      Year Ended    July 31, 1998+
                                                                                     Aug. 31,         Feb. 29,       to Feb. 28,
                    Increase (Decrease) in Net Asset Value:                            2000++           2000           1999
=================================================================================================================================
Per Share           Net asset value, beginning of period ........................     $  9.36         $  10.05       $  10.00
Operating                                                                             -------         --------       --------
Performance:        Investment income--net ......................................         .50             1.06            .47
                    Realized and unrealized gain (loss) on investments and
                    foreign currency transactions--net ..........................        (.55)            (.72)           .01
                                                                                      -------         --------       --------
                    Total from investment operations ............................        (.05)             .34            .48
                                                                                      -------         --------       --------
                    Less dividends from investment income--net ..................        (.51)           (1.03)          (.40)
                                                                                      -------         --------       --------
                    Capital charge resulting from the issuance of Common Stock ..          --               --           (.03)
                                                                                      -------         --------       --------
                    Net asset value, end of period ..............................     $  8.80         $   9.36       $  10.05
                                                                                      =======         ========       ========
                    Market price per share, end of period .......................     $8.4375         $   8.75       $  8.875
                                                                                      =======         ========       ========
=================================================================================================================================
Total Investment    Based on market price per share .............................        2.36%+++        10.82%         (7.37%)+++
Return:**                                                                             =======         ========       ========
                    Based on net asset value per share ..........................        (.20%)+++        4.69%          4.89%+++
                                                                                      =======         ========       ========
=================================================================================================================================
Ratios to Average   Expenses, net of reimbursement and excluding interest expense        1.18%*           1.18%           .31%*
Net Assets:                                                                           =======         ========       ========
                    Expenses, net of reimbursement ..............................        4.04%*           3.36%           .39%*
                                                                                      =======         ========       ========
                    Expenses ....................................................        4.04%*           3.36%          1.09%*
                                                                                      =======         ========       ========
                    Investment income--net ......................................       10.94%*          10.73%          8.02%*
                                                                                      =======         ========       ========
=================================================================================================================================
Leverage:           Amount of borrowings, end of period (in thousands) ..........     $39,000         $ 37,000       $ 18,000
                                                                                      =======         ========       ========
                    Average amount of borrowings outstanding during the period
                    (in thousands) ..............................................     $40,837         $ 40,776       $  1,737
                                                                                      =======         ========       ========
                    Average amount of borrowings outstanding per share during
                    the period ..................................................     $  3.71         $   3.70       $    .16
                                                                                      =======         ========       ========
=================================================================================================================================
Supplemental        Net assets, end of period (in thousands) ....................     $96,890         $103,079       $110,658
Data:                                                                                 =======         ========       ========
                    Portfolio turnover ..........................................       14.55%           50.07%         50.99%
                                                                                      =======         ========       ========
=================================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
+     Commencement of operations.
++    Based on average shares outstanding.
+++   Aggregate total investment return.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Debt Strategies Fund III, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol DBU.

(a) Corporate debt obligations -- The Fund invests principally in debt obligations of companies, including corporate loans ("Corporate Loans") made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in Corporate Loans could be considered concentrated in financial institutions.

(b) Valuation of investments -- Corporate Loans are valued in accordance with guidelines established by the Board of Directors. Corporate Loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For Corporate Loans for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Corporate Loans will be valued by the Investment Adviser at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services, which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market price quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


                                    18 & 19

                                 Debt Strategies Fund III, Inc., August 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

o Forward foreign exchange contracts -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

o Options -- The Fund is authorized to write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Interest rate transactions -- The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted to income over the term of the related loan.

(g) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform the investment advisory function. For such services the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

For the six months ended August 31, 2000, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, $148 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended August 31, 2000 were $19,876,413 and $21,064,358, respectively.

Net realized losses for the six months ended August 31, 2000 and net unrealized losses as of August 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                               Realized             Unrealized
                                                Losses                Losses
--------------------------------------------------------------------------------
Long-term investments ..............         $    (77,727)         $(11,889,431)
                                             ------------          ------------
Total ..............................         $    (77,727)         $(11,889,431)
                                             ============          ============
--------------------------------------------------------------------------------

As of August 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $11,889,431, of which $1,354,322 related to appreciated securities and $13,243,753 related to depreciated securities. The aggregate cost of investments at August 31, 2000 for Federal income tax purposes was $144,685,236.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share. Shares issued and outstanding during the six months ended August 31, 2000 and for the year ended February 29, 2000 remained constant.

5. Short-Term Borrowings:

On December 17, 1999, the Fund extended its one-year credit agreement with State Street Bank and Trust Company and Fleet National Bank. The agreement is a $55,000,000 credit facility bearing interest at the Prime rate, the Federal Funds rate plus .55% and /or Eurodollar rate plus .55%.

On July 6, 2000, the Fund entered into a one-year $48,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). This agreement replaced the agreement the Fund had extended on December 17, 1999. The Fund may borrow money through (i) a line of credit from certain Lenders at the Eurodollar rate plus .75%, or the highest of the Federal Funds rate plus .50%, a Base rate as determined by Citibank, N.A. and the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks plus .50%, or (ii) through the issuance of commercial paper notes by certain Lenders at rates of interest equivalent to the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial paper notes.

For the six months ended August 31, 2000, the average amount borrowed was approximately $40,837,000 and the daily weighted average interest rate was 6.90%. For the six months ended August 31, 2000, facility and commitment fees aggregated approximately $29,000.

6. Capital Loss Carryforward:

At February 29, 2000, the Fund had a net capital loss carryforward of approximately $133,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

7. Reorganization Plan:

On April 26, 2000, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby Debt Strategies Fund II, Inc. would acquire the Fund and Debt Strategies Fund, Inc. in exchange for newly issued shares of Debt Strategies Fund II, Inc. These Funds are registered, diversified, closed-end management investment companies. All three entities have a similar investment objective and are managed by FAM.

8. Subsequent Event:

On September 7, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $0.081931 per share, payable on September 29, 2000 to shareholders of record as of September 18, 2000.



                                     20 & 21

                                 Debt Strategies Fund III, Inc., August 31, 2000

PORTFOLIO PROFILE

As of August 31, 2000

                                                                      Percent of
Quality Ratings                                                       Long-Term
S&P/Moody's                                                          Investments
--------------------------------------------------------------------------------
BBB/Baa .................................................................   1.3%
BB/Ba ...................................................................  31.2
B/B .....................................................................  45.3
CCC/Caa .................................................................   3.8
NR (Not Rated) ..........................................................  18.4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
                                                                      Long-Term
Breakdown of Investments by Country                                  Investments
--------------------------------------------------------------------------------
United States ...........................................................  92.9%
Canada ..................................................................   3.8
United Kingdom ..........................................................   2.1
Australia ...............................................................   0.7
Poland ..................................................................   0.3
Netherlands .............................................................   0.1
Belgium .................................................................   0.1
--------------------------------------------------------------------------------

                                                                     Percent of
Ten Largest Holdings                                                Total Assets
--------------------------------------------------------------------------------
Nextel Communications, Inc. .............................................   3.5%
Coaxial Communications/Phoenix ..........................................   2.5
Stone Container Corporation .............................................   2.3
Cliffs Drilling .........................................................   2.3
TNP Enterprises, Inc. ...................................................   2.3
Ackerley Group Inc. .....................................................   2.2
Lyondel Petrochemical Co. ...............................................   2.2
Ormet Corporation .......................................................   2.2
Wyndham International, Inc. .............................................   2.2
Repap New Brunswick, Inc. ...............................................   2.2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     Percent of
Five Largest Industries                                             Total Assets
--------------------------------------------------------------------------------
Cable ...................................................................  10.8%
Wireless Telecommunications .............................................   8.6
Paper ...................................................................   7.7
Broadcast--Radio & Television ...........................................   7.0
Chemicals ...............................................................   5.8
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Joseph T. Monagle Jr., Senior Vice President
Richard C. Kilbride, Vice President
Gilles Marchand, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Custodian & Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

NYSE Symbol
DBU


                                    22 & 23

Debt Strategies Fund III, Inc. seeks to provide current income by investing primarily in a diversified portfolio of US companies' debt instruments, including corporate loans, that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's Investor Service, Inc. or BBB or lower by Standard & Poor's) or unrated debt instruments of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Debt Strategies Fund III, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

Debt Strategies
Fund III, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #DEBT03--8/00

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